SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Ammendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

    Date of Report: (Date of earliest event reported) : September 22nd, 2005

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)


            Nevada                                       90-0045023
----------------------------------------                ------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  514-344-0778
                     --------------------------------------
                            (Issuer telephone number)

            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
--------------------------------------------------------------------------------
                            (Former Name and Address)

This amended Form 8-k (to 8-k filed 20 July 2005) is filed to provide the audited financial statements of Telizon, Inc ("Telizon"), recently acquired by TelePlus Connect Corp ("TelePlus Connect"), a fully owned subsidiary of TelePlus Enterprises, Inc. ("TelePlus"). Also included in this amended pro forma financials between Telizon and TelePlus.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 is amended in its entirety to read as follows:

Financial Statements of Telizon.

(a) Financial Statements of Businesses Acquired

                                Auditor's Report

To the Shareholders of
Telizon Inc.

We have audited the consolidated balance sheet of Telizon Inc. as at June 30, 2005 and the consolidated statements of operations and retained earnings and cash flows for the eleven months then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an option on these consolidated financial statements based our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2005 and results of its operations and its cash flows for the eleven months then in accordance with Canadian generally accepted accounting principles.

BDO Dunwoody LLP
Chartered Accountants

Barrie, Ontario
August 12, 2005

                                                               Telizon Inc.
                                                  Consolidated Balance Sheet

                                                     June 30,       July 31,
                                                       2005           2004
                                                  -------------- --------------

                                                   (note 9)
Assets

Current
Cash (note 1)                                        $ 756,859    $ 1,157,063
Accounts receivable                                  1,282,435      1,468,160
Unbilled accounts receivable                           238,949        310,232
Income taxes recoverable                                24,915          5,233
Prepaid expenses                                        50,574          6,106
                                                   -------------- --------------
                                                     2,353,732      2,946,794
                                                   -------------- --------------
Capital assets (note 2)                                133,278        235,079
                                                   -------------- --------------
Future income taxes (note 8)                            41,400         38,400
                                                   -------------- --------------
                                                   $ 2,528,410    $ 3,220,273
                                                   -------------- --------------
Liabilities and Shareholders' Equity

Current
     Accounts payable and accrued charges          $ 1,590,332    $ 2,275,715
     Unearned revenue                                  433,315        440,376
                                                   -------------- --------------
                                                     2,023,647      2,716,091
                                                   -------------- --------------
Shareholders' equity
Share capital (note 3)                                     900            900
Retained earnings                                      503,863        503,282
                                                   -------------- --------------
                                                       504,763        504,182
                                                   -------------- --------------
                                                   $ 2,528,410    $ 3,220,273
                                                   =============  ==============

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

                                                             Telizon Inc.
                                            Consolidated Statement of Operations
                                                       and Retained Earnings

                                                     For the
                                                   eleven month     For the year
                                                   period ended        ended
                                                     June 30,         July 31,
                                                       2005            2004
                                                   -------------- --------------
(note 9)
Revenue                                           $ 13,053,273     $ 13,525,472

Direct costs                                         9,365,111        9,835,482
                                                   -------------- --------------
Gross margin                                         3,688,162        3,689,990
                                                   -------------- --------------
Expenses
Advertising and promotion                               20,320           47,105
Bad debs                                                46,712           51,567
Bank charges (Interest Income)                         (26,993)         (26,530)
Billing system                                          51,788           79,251
Commissions                                            159,897          215,252
Insurance                                               43,241           45,703
Office                                                 213,626          261,428
Professional fees                                       72,552           33,821
Repairs and maintenance                                 13,147           16,559
Salaries and benefits                                1,328,097        1,752,016
Subcontractors                                         147,177          405,269
Telephone                                                6,238           19,145
Travel and entertainment                                 9,719           18,871
Utilities                                                1,201            3,424
Vehicle                                                  3,030            8,108
Loss (gain) on disposal of capital assets                7,880           (1,532)
                                                   -------------- --------------
                                                     2,097,632        2,929,457
                                                   -------------- --------------
Income from operations before other items            1,590,530          760,533
                                                   -------------- --------------
Amortization                                           131,721          307,678
Other expenses (note 4)                                 32,699          225,438
Management fees and bonuses                          1,421,729          140,000
                                                   -------------- --------------
Income before income taxes                               4,381           87,417
                                                   -------------- --------------
Income taxes (note 8)
Current                                                  6,800           59,033
Future                                                  (3,000)         (40,000)
                                                         3,800           19,033
                                                   -------------- --------------
Net income for the period                                  581           68,384
                                                   -------------- --------------
Retained earnings, beginning of period                 503,282          434,898
                                                   =============  ==============
Retained earnings, end of period                  $    503,863     $    503,282

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

                                                                    Telizon Inc.
                                                          Consolidated Statement
                                                                   of Cash Flows

                                                        For the
                                                   eleven month     For the year
                                                   period ended            ended
                                                        June 30,        July 31,
                                                           2005             2004
                                                   -------------- --------------
                                                 (note 9)
Cash flows from operating activities
Net income for the period                           $       581    $    68,384
Adjustments for
     Amortization                                       131,721        307,678
     Loss (gain) on disposal of capital assets            7,880         (1,532)
     Future income taxes                                 (3,000)       (40,000)
                                                   -------------- --------------
                                                        137,182        334,530
Charges in non - cash working capital balances
    Accounts receivable                                 185,725       (319,127)
    Unbilled accounts receivable                         71,283        (72,620)
    Income taxes recoverable                            (19,682)        (5,233)
    Prepaid expenses                                    (44,468)        39,796
    Accounts payable and accrued charges               (685,383)       187,147
    Income taxes payable                                     --        (34,594)
    Unearned revenue                                     (7,061)        56,848
                                                   -------------- --------------
                                                       (362,404)       186,747
Cash Flows from investing activities
    Proceeds on disposal of capital assets                4,476         55,163
    Purchase of capital assets                          (42,276)      (129,646)
                                                   -------------- --------------
                                                        (37,800)       (74,483)
                                                   -------------- --------------
Increase (decrease) in cash during the period          (400,204)       112,264

    Cash, beginning of period                         1,157,063      1,044,799
                                                   -------------- --------------
    Cash, end of year period                        $   756,859    $ 1,157,063
                                                   =============  ==============
Additional information

Income taxes paid of net of refunds received        $    26,490    $    98,198
                                                   =============  ==============
The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

                                                                    Telizon Inc.
                                      Summary of Significant Accounting Policies

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------

Nature of Business      Telizon Inc.,  ("Telizon"  or "the  company") is a local
                        and  long   distance   reseller   providing   commercial
                        telephone services at discounted rates to customers in Simcoe and Quinte Counties. It is also an internet service provider

                        Basis of Consolidation The consolidated financial statements of the company have been prepared in accordance with Canadian generally accepted accounting principles, on a basis consistent with that of the preceding year

Basis of Presentation   The  consolidated  financial  statements of Telizon Inc.
                        include  the   accounts  of  Telizon  Inc.  and  Telizon
                        Internet   Services  Inc.   ("TISI"),   a   wholly-owned
                        subsidiary. All intercompany balances and transactions are eliminated upon consolidation.


Capital  Assets         Capital  assets are  recorded  at cost less  accumulated
                        amortization.    Amortization   is   provided   on   the
                        straight-line basis over three years commencing when the asset is placed into service.

Future   Income  Taxes  Future income tax assets and  liabilities are recognized for the future income tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Future income tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is recognized in operations in the year in which the change occurs.

Use of Estimates        The  preparation  of financial  statements in accordance
                        with Canadian generally accepted  accounting  principles
                        requires  management to make  estimates and  assumptions
                        that   affect  the   reported   amounts  of  assets  and
                        liabilities at the date of the financial  statements and
                        the reported amounts of revenues and expenses during the
                        period.  Actual  results  could differ from  managements
                        best   estimates  as  additional   information   becomes
                        available in the future.

Revenue Recognition The company records revenue using the following recognition policies:

                        a.) The resale of long-distance revenues are recorded at the time of customer usage based upon minutes of use. b.) Basic monthly charges for business lines are billed in advance and revenue is recognized when the customer receives service.

                                                                    Telizon Inc.
                                      Summary of Significant Accounting Policies

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------


Direct Costs            Direct costs  include  network costs that consist of the
                        cost of long distance services, processing costs, line access and usage costs. These costs are recognized when incurred. From time to time, the company negotiates adjustments to rates charged in prior periods by its carriers. Reduction to these rates is recorded when the adjustment is agreed and credited by the carrier.

Financial               Instruments   The  company   carries  various  forms  of
                        financial instruments. Unless otherwise noted it is management's option that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values.

--------------------------------------------------------------------------------

                                                                    Telizon Inc.
                                  Notes to the Consolidated Financial Statements

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------

1.       Cash

The company's bank accounts are held at three chartered banks. Interest is charged at a variable rate dependant on the monthly minimum balances.

--------------------------------------------------------------------------------

2.       Capital Assets

                                                                              June 30, 2005        July 31, 2004
                                                             Accumulated  ------------------ -------------------
                                Cost                        Amortization     Net Book Value       Net Book Value
                                   ------------------ ------------------- ------------------ -------------------

Centrex and multi-frequency lines  $         424,314  $          395,259  $          29,055  $            55,329
Computer hardware                            239,236             191,628             47,608               71,751
Computer Software                            100,582              71,262             29,320               24,159
Internet access equipment                     83,384              75,156              8,228               29,475
Equipment and Furniture                      189,454             175,575             13,879               44,432
Leasehold Improvements                       21, 193              16,005              5,188                9,933
                                   ------------------ ------------------- ------------------ --------------------
                                        $  1,058,163         $   924,885         $  133,278          $   235,079
                                   ------------------ ------------------- ------------------ --------------------

-----------------------------------------------------------------------------------------------------------------

3.    Share Capital

         Authorized

         Unlimited number of common shares

         Issued:                             June 30, 2005        July 31, 2004
                                         ------------------ --------------------

           9 Common shares                       $     900           $      900
                                         ------------------ --------------------

                                                                    Telizon Inc.
                                  Notes to the Consolidated Financial Statements

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------

4.       Other Expenses

       The company has incurred other expenses during the year as follows:

                                           June 30, 2005        July 31, 2004
                                       ------------------ --------------------
       CRTC contribution payments             $   32,699  $
                                                          52,842
       Restructuring                           -                      149,596
       Retail Sales Tax Audit                  -                       23,000
                                       ------------------ --------------------

                                              $   32,699          $   225,438
                                       ------------------ --------------------

--------------------------------------------------------------------------------

5.       Operating Leases

   The minimum annual lease payments required over the next two years for equipment and premises leases are as follows:

                  2006                                        $        62,197
                  2007                                                 87,386

--------------------------------------------------------------------------------

6.    Related Party Transactions

In the previous year, the company concluded an agreement with One Bill Inc. ("One Bill") under which One Bill would provide a license for Telizon for the use of certain billing software.

During the period, the company has reflected a charge of $38,916 (2004 - $58,531) for the use of the software, which is included in the billing system expense.

One Bill is owned by three shareholders of Telizon representing 45% of its ownership.

--------------------------------------------------------------------------------

7.    Contractual Commitments

Telizon Internet Services Inc., has entered into contracts with Bell Canada ("Bell"). The details of the contracts are as follows:

Master Wholesale Agreement

Under the Master Wholesale Agreement, Bell through TISI, will support Telizon Inc.'s internet customers by providing a dial-up network, the necessary computer hardware and software, a customer call centre and technical support. The initial term of the agreement is three years commencing October 15, 2003 and terminating October 15, 2006. TISI has the option to renew for successive periods of one year each.

                                                                    Telizon Inc.
                                  Notes to the Consolidated Financial Statements

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------

7.    Contractual Commitments (continued)

TISI has committed to Bell to achieve a minimum monthly volume of 3,000 user months or 108,000 user months over the initial term at the initial rate. The fee structure for payment to Bell per user month is as follows:

Volume of End Users                                            Per end User per
                                                                        month $
------------------------------------------------------------ -------------------

Up to 5,000 end users                                                     10.50
5,001 - 10,000                                                            12.50
If greater than 10,000 users in total:
    5,001 - 20,000 end users                                              12.25
If greater than 20,000 users in total:
    5,001 - 30,000 end users                                              12.00
If greater than 30,000 users in total:
    Over 5,001 end users                                                  11.75
------------------------------------------------------------ -------------------

Since the inception of this contract TISI has provided 59,230 user months.

Private Label Internet Service Agreement

Under the Private Label Internet Service Agreement, TISI will provide Bell with Back-Office, a customer call centre and report management services. The initial term of the agreement is three years commencing October 15, 2003 and terminating October 15, 2006. TISI has the option to renew for successive periods of one year each.

The fee structure of TISI per user month is as follows:

Aggregate # of users per month                                   Charge/user  $
------------------------------------------------------------ -------------------

0 - 10,000                                                                 5.00
10,001 - 20,000                                                            4.90
20,001 - 30,000                                                            4.80
30,001 +                                                                   4.70
------------------------------------------------------------ -------------------

Bell has committed to a minimum of 300,000 user months at the entry level rates over the initial terms. This volume indicates the commitment of 108,000 user months from TISI to Bell required under the Master Wholesale Agreement.

Since the inception of this contract Bell has provided no users months other than those provided by TISI.

Both contracts will be settled at the end of the contract period.

--------------------------------------------------------------------------------

                                                                    Telizon Inc.
                                  Notes to the Consolidated Financial Statements

For the eleven months ended June 30, 2005
--------------------------------------------------------------------------------

8.    Income Taxes

The combined basic Federal and Provincial income tax rate and surtax for 2005 is 18.6% (2004 -20.4%). The company's income tax provision is calculated as follows:

                                         June 30, 2005        July 31, 2004
                                        ------------------ --------------------
Income before income taxes                      $    4,381          $    87,417
Amortization in excess of CCA                       20,193              180,682
Non-deductible expenses                              4,092               11,690
Disposal of capital assets                           7,880                9,273
                                         ------------------ --------------------
                                                $   36,546          $   289,062
                                         ------------------ --------------------

Income taxes current                     $    6,800          $    59,033
                                         ------------------ --------------------

   The components of the future income tax accounts are as follows:

                                              June 30, 2005        July 31, 2004
                                          ------------------ -------------------
       Future income tax assets
         Capital assets                          $   41,400          $    38,400
                                          ------------------ -------------------

--------------------------------------------------------------------------------

9.    Subsequent Event

Effective June 30, 2005 the company has been sold. Accordingly, the figures presented for the current period reflect operations for the eleven months ended June 30, 2005 and the comparative figures reflect operations for the year ended July 31, 2004.

--------------------------------------------------------------------------------

REPORT OF  INDEPENDENT  REGISTERED  AUDITORS  ON  RECONCILIATION  FROM  CANADIAN
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

To the Board of Directors of Telizon Inc.

The consolidated balance sheets of Telizon Inc. (the "Company") as of June 30, 2005 and July 31, 2004, and the related consolidated statements of operations and retained earnings and cash flows for the periods then ended were prepared in conformity with accounting principles generally accepted in Canada and reported upon by BDO Dunwoody LLP (Barrie Office) who expressed an opinion without reservation on these statements in their reports dated August 12, 2005 and February 10, 2005.

We have compared the Canadian generally accepted accounting principles disclosed as having being used in the preparation of the Telizon Inc. consolidated financial statements, as reported upon by BDO Dunwoody LLP (Barrie Office), with those that would be applicable under United States generally accepted accounting principles. This supplemental information is the responsibility of the Company's management. Our responsibility is to express an opinion on the "Reconciliation of Canadian and United States Generally Accepted Accounting Principles ("GAAP")".

In our opinion, such supplemental information is fairly stated in all material respects, when considered in relation to the basic consolidated financial statements expressed in Canadian dollars of Telizon Inc. as of and for the periods ended June 30, 2005 and July 31, 2004, taken as a whole.

We have not audited or reviewed the consolidated financial statements of Telizon Inc. for the above periods and accordingly do not express any opinion on the financial statements for those periods.

Toronto, Canada                                           "Mintz & Partners LLP"
September 9, 2005                                         Chartered Accountants

Reconciliation of Canadian and United States generally accepted accounting principles ("GAAP")

The consolidated financial statements of Telizon Inc. have been prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. Except as set out below, these financial statements also comply, in all material aspects, with accounting principles generally accepted in the United States.

Differences between Canadian and U.S. GAAP and additional disclosures.

a/ Recent Accounting Pronouncements

      U.S. GAAP (Securities and Exchange  Commission  Staff Accounting  Bulletin
      74) requires that recently enacted pronouncements that may have an impact on financial statements be discussed and the impact if known , disclosed . Accordingly under U.S. GAAP, the following disclosures are required:

      In November 2004, the FASB ratified the Emerging Issues Task Force ("EITF") consensus on Issue 03-13, Applying the Conditions in Paragraph 42 of FASB STATEMENT NO 144, "Accounting for the impairment or disposal of Long - Lived ASSETS," in Determining Whether to Report Discontinued Operations, which is effective for us at the beginning of fiscal 2005. The Adoption of the new pronouncements will not have a material impact on our financial position or results of operations.

      In May 2005, the FASB issued SFAS No. 154 "Accounting changes and Error Corrections" ("SFAS No.154") which supersedes APB Opinion No. 20, "Accounting Changes" and SFAS No. 3 "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 changes the requirements for accounting and reporting of changes in accounting principle. The statement requires the retroactive application to prior periods' financial statements of changes in accounting principles, unless it is impracticable to determine either the period specific effects or the cumulative effects of the change. SFAS No.154 does not change the guidance of reporting the correction of an error in previously issued financial Statements or the change in accounting estimate. SFAS No.154 is effective for accounting changes and Corrections of errors made in fiscal years beginning after December 15, 2005. The company does not believe SFAS No. 154 will have a significant impact on its consolidated financial position or result of operations.

b/ Advertising

      Costs incurred in connection with advertising are charged to expense as incurred. Advertising expense was approximately $15,000 and $41,000 for 2005 and 2004, respectively.

c/ Accounts Receivable

      The consolidated financial statements include accounts receivable, net of an allowance of doubtful accounts. In accordance with U.S. GAAP the allowance for doubtful accounts should be separately disclosed in the financial statements. Accordingly the following information is presented.

                                                  2005                   2004
                                           -----------           ------------

Accounts receivable                        $1,299,124            $1,484,218

Less:  Allowance for doubtful accounts     (     16,689)         (     16,058)
                                           ------------           -----------

Net accounts receivable under U.S. GAAP    $1,282,435            $1,468,160
                                           ==========            ==========

d/   Differences in various accounting terms used in Canadian GAAP and U.S. GAAP

     In Canadian GAAP some of the accounting terms used differ from U.S. GAAP.  The following is a summary:

    ------------------------------------------------------- -----------------------------------------------------
    Canadian GAAP                                           U.S. GAAP
    ------------------------------------------------------- -----------------------------------------------------
    Amortization of property and equipment                  Depreciation of property and equipment
    ------------------------------------------------------- -----------------------------------------------------
    Future income taxes                                     Deferred income taxes
    ------------------------------------------------------- -----------------------------------------------------
    Capital Assets                                          Property and Equipment
    ------------------------------------------------------- -----------------------------------------------------
    Changes in non - cash working capital balances          Changes in non -cash operating items
    ------------------------------------------------------- -----------------------------------------------------

(b) Pro Forma Financial Information

TELEPLUS ENTERPRISES INC
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                       Teleplus       Consolidated
                                                      Enterprise         Telizon            Pro - forma
                                                         Inc.             Inc.               Adjustments                 Pro-forma

Net Revenues                                         12,180,501        10,846,619               -                        23,027,120

Cost of revenues                                      8,882,478         7,840,536               -                        16,723,014
                                             ----------------------------------------------------------------        ---------------

Gross Margin                                          3,298,023         3,006,082            --                           6,304,105

General, Administrative and selling                   3,975,318         2,779,849           -902,319       (NOTE 3)       5,852,848
                                             ----------------------------------------------------------------        ---------------

Income (loss) before interest, income taxes,
Depreciation and amortization                          -677,295           226,233            902,319                       451,257

Depreciation of property and
Equipment                                               267,300           185,684            --                             452,984

Amortization of intangible assets                        57,471                 0            --                              57,471

Interest Expense                                         71,904                 0            --                              71,904
                                             ----------------------------------------------------------------        ---------------

Income (loss) before income taxes                    -1,073,970            40,549            902,319                       -131,102

Provision for income taxes                                    0             9,880            180,464       (NOTE 3)         190,344
                                             ----------------------------------------------------------------        ---------------


Net income (loss )                                   -1,073,970            30,669            721,855                       -321,446
                                             ----------------------------------------------------------------        ---------------


Net income (loss) per share                              -0.02                                                                 -0.01

                                             =================                                                       ===============

Weighted average shares
outstanding
                                                    72,459,817                                                            72,459,817
                                             =================                                                       ===============

TELEPLUS ENTERPRISES INC
PRO-FORMA INCOME STATEMENT
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005

                                             Teleplus          Consolidated
                                             Enterprise          Telizon        Pro - forma
                                                Inc.             Inc.          Adjustments    Pro-forma

Net Revenues                                6,418,799         5,788,591              --        12,207,390
Cost of revenues                            4,445,166         4,153,043              --         8,598,209
-----------------------------------------------------------------------------------------    -------------
Gross Margin                                1,973,633         1,635,549              --         3,609,182

General, Administrative and selling         2,881,082         1,575,193        -652,473         3,803,802
Net Revenues                                6,418,799         5,788,591              --        12,207,390
Cost of revenues                            4,445,166         4,153,043              --         8,598,209
-----------------------------------------------------------------------------------------    -------------
Gross Margin                                1,973,633         1,635,549              --         3,609,182

General, Administrative and selling         2,881,082         1,575,193        -652,473         3,803,802

-----------------------------------------------------------------------------------------    -------------

Income (loss) before interest, income taxes,
Depreciation and amortization                       -907,449       60, 356        652,473        -194,620

Depreciation of property and
equipment                                           189,929         58,413             --        248,342

Amortization of intangible assets                   138,431              0             --        138,431

Interest Expense                                     90,041              0             --         90,041

-----------------------------------------------------------------------------------------    -------------

Income (loss) before income taxes                   -1,325,850       1,943        652,473        -671,434

Provision for income taxes                                0          1,685        130,494        132,179

------------------------------------------------------------------------------------------    ------------

Net income (loss )                                  -1,325,850         258        521,979        -803,613

===========================================================================================   ============

Net income (loss) per share                              -0.02                                      -0.01

                                                  ============                                 ============

Weighted average shares
outstanding                                         72,459,817                                 72,459,817
                                                  ============                                 ============

TELEPLUS ENTERPRISES
INC
PRO-FORMA BALANCE SHEET
AS AT JUNE 30, 2005



                                              Teleplus             Consolidated
                                              Enterprise             Telizon              Pro - forma
                                               Inc.                     Inc.             Adjustments             Pro-forma
ASSETS

Current

Cash                                           403,188                616,335                     --              1,019,523
Trade Accounts Receivable                      545,739              1,044,328
                                                                                                                  1,590,067
Other Receivable                               136,283                214,873                351,156
Inventories                                    721,956                      0                721,956
Prepaid Expenses                               475,345                 41,184                     --                516,529

                                                                                          ----------             ----------
                                             2,282,511              1,916,720                      0              4,199,231

                                                                                          ----------             ----------

Property and Equipment                       1,174,911                108,533
                                                                                                  --              1,283,444
Goodwill                                     4,095,712                      0              8,302,310  (NOTE 2)   12,398,022
Deferred Financing Fees                         96,058                      0                 96,058
Other Assets                                     2,763                 33,713
                                                                                                  --                 36,476

                                                                                          ----------             ----------
                                             7,651,955              2,058,966              8,302,310             18,013,231

                                                                                          ----------             ----------

LIABILITIES

Current

Accounts Payable                             2,263,256              1,295,059              3,558,315
Accrued Expenses                               890,184                352,862                     --              1,243,046
Accrued Acquisition Obligations                667,403                      0                977,199  (NOTE 2)    1,644,602
Promissory Note                                900,000                      0              3,342,079  (NOTE 2)    4,242,079
Note Payable Acquisition                       318,400                      0                318,400
Other Payables                                 134,430                      0                     --                134,430

                                                                                          ----------             ----------
                                             5,173,673              1,647,921              4,319,278             11,140,872

                                                                                          ----------             ----------

Convertible Debenture                          235,413                      0                235,413
Accrued Acquisition Obligations              1,376,897                      0              4,394,077  (NOTE 2)    5,770,974

                                                                                          ----------             ----------
                                             6,785,983              1,647,921              8,713,355             17,147,259

                                                                                          ----------             ----------

SHAREHOLDERS'EQUITY

Common Stock                                    79,168                    733                   -733   (NOTE 2)      79,168
Additional Paid in Capital                   3,918,257
                                                                                                   0              3,918,257
Accumulated Deficit                         -3,084,980                410,312               -410,312   (NOTE 2)  -3,084,980
Accumulated other
Comprehensive Income                                                  -46,473                      0                -46,473

                                                                                          ----------             ----------
                                               865,972                411,045               -411,045                865,972

                                                                                          ----------             ----------
                                             7,651,955              2,058,966              8,302,310             18,013,231

                                                                                          ----------             ----------

TELEPLUS ENTERPRISES INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND JUNE 30, 2005

Note 1    BASIS OF PRESENTATION

      The accompanying pro - forma financial statements give effect to the acquisition of Telizon Inc ( " Telizon" ) and 1500536 Ontario Inc. ( " One bill " ) by Teleplus Enterprises Inc ("Teleplus Enterprises") on July 1, 2005..

      The unaudited pro -forma financial statements of Teleplus Enterprises included herein have been prepared by management of Teleplus Enterprise in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the June 30, 2005 ( unaudited) and December 31, 2004 ( audited) financial statements of Teleplus Enterprise and June 30, 2005 ( audited ) financial statements and July 31, 2004 ( audited) financial statements of Telizon , together with other information available to the corporation.

      The pro - forma condensed statement of income of Telizon for the year ended December 31, 2004 has been prepared by adding the unaudited results of operations for the 7 months ended July 31, 2004 to the audited statement of income from the eleven month period ended June 30, and deducting the unaudited results of operations for the 6 months ended June 30, 2005 from those statements.

      In the opinion of management of Teleplus Enterprise , these unaudited pro -forma financial statements include all the adjustments necessary for fair presentation of the acquisitions of Telizon by Teleplus Enterprise as described below.

      The unaudited pro - forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Teleplus Enterprise and Telizon referred to above and included elsewhere in this form 8-K/A. The unaudited pro -forma financial statements of operations gives the effect to the acquisition of Telizon as if it had occurred at the start of the fiscal period beginning on January 1, 2004. These unaudited pro- forma financial statements are not necessarily indicative of the financial positionor results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

         The financial statements of Telizon have been converted from Canadian dollars ("CDN") To United States dollars ("US") as follows:

      o Revenue and expenses for the year ended December 31, 2004 and the six months period ended June 30, 2005 at the historical average rate of exchange in effect for both.

      o Asset and liabilities as of June 30, 2005 at the rate in effect at June 30, 2005.

Note 2    BUSINESS ACQUISITION

TELIZON INC.

On July 1, 2005 Teleplus Enterprises Inc acquired all of the issued and outstanding common shares of Telizon and One Bill. The preliminary purchase price was $8,713,355. ($ 10,700,000 CDN)

The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

 Current assets                                 $ 1,916,720
 Capital assets                                     108,533
 Other assets                                        33,713
 Current Liabilities                             (1,647,921)
                                                -----------

 Net assets acquired at fair values             $   411,045
                                                -----------

Total consideration:

Payable on closing                              $ 3,342,079
Payable within one year                             977,199
Payable in more than one year                     4,394,077
                                                -----------
                                                $ 8,713,355

Goodwill                                        $ 8,302,310
                                                -----------

The excess of purchase price over net assets has been temporarily allocated to goodwill.

NOTE 3 -  PRO - FORMA ADJUSTMENTS - INCOME STATEMENT

      The unaudited pro -forma statements include the following adjustments:

      The general, administrative, and selling expenses include an adjustment to salaries and management bonuses reflecting amounts paid to previous
      Telizon shareholders who will no longer be working with the company following the acquisition.The management bonuses were discretionary amounts paid to previous Telizon shareholders for income tax purposes only. It has also been determined that the work being performed by the previous shareholders in Telizon prior to the acquisition will not be required after the acquisition.

      The general, administrative, and selling expenses include related party charge from One Bill to Telizon for use of the computer licenses of the software presently being used by Telizon. Since One Bill has been acquired by Telizon , this charge has been reversed.

      The income tax provision has been adjusted to reflect the impact of the above adjustments made to the pro - forma financial statements.

NOTE 4 -1500536 ONTARIO INC ("ONE BILL")

      One Bill was acquired on the same date as Telizon. The company owns the rights to the computer software licenses that are presently being used by Telizon. Other than a related party charge for use of these licenses, as disclosed in the pro - forma adjustments to the income statement in Note 3, there exists no other transactions that could have a significant impact on the pro -forma financial statements that were prepared for the year ended December 31, 2004 and the six month period ended June 30, 2005. Therefore since there are no other significant transactions other than the related party charge for use of computer licenses, pro -forma financial statements do not include the financial statements of One Bill.

(c) Exhibits:

10.1     Stock Purchase Agreement Telizon
10.2     General Security Agreement
10.3     Guarantee
10.4     Share Pledge Agreement

One Bill:

(a) Exhibits:

10.5     Stock Purchase Agreement One Bill
10.6     General Security Agreement
10.7     Promissory Note
10.8     Share Pledge Agreement

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

September 22, 2005                                    /s/  Marius  Silvasan
                                                      --------------------------
                                                      Marius Silvasan
                                                      Chief Executive Officer

September 22, 2005                                    /s/  Robert Krebs
                                                      --------------------------
                                                      Robert Krebs
                                                      Chief Financial Officer

September 22, 2005                                    /s/  Kelly McLaren
                                                      --------------------------
                                                      Kelly McLaren
                                                      President & COO